UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
April 25, 2013
Date of Report (Date of earliest event reported)

__________________________________________

SCHWEITZER-MAUDUIT INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	62-1612879
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

100 North Point Center East, Suite 600 Alpharetta, Georgia	30022
(Address of principal executive offices)	(Zip code)

1-800-514-0186
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act. (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act. (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act. (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act. (17 CFR 240.13c-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

At Schweitzer-Mauduit International, Inc's (the Company's) Annual Meeting of Stockholders held April 25, 2013, stockholders voted through the solicitation of proxies on the items listed below.

Proposal One - Election of Directors

The following individuals were elected as directors to serve until the 2016 Annual Meeting of Stockholders and until their successors are elected and have qualified.

Nominees	For	Withheld	Abstain	Broker Non-Vote
Frederic P. Villoutreix	27,221,399	573,104	—	1,310,893
Anderson D. Warlick	27,594,390	200,113	—	1,310,893

Proposal Two - Ratification of the Selection of Independent Registered Public Accounting Firm

	For	Against	Abstain	Broker Non-Vote
Ratification of Deloitte & Touche's selection as Independent Registered Public Accounting Firm	28,794,281	207,909	103,206	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schweitzer-Mauduit International, Inc.

By:/s/ Jeffrey A. Cook
Jeffrey A. Cook
Executive Vice President, Chief
Financial Officer & Treasurer

Dated: April 25, 2013